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                              RSI RETIREMENT TRUST

                       SUPPLEMENT DATED NOVEMBER 10, 2000
                      TO PROSPECTUS DATED JANUARY 28, 2000

    The Board of Trustees of RSI Retirement Trust has authorized a modification to the Trust's policies relating to REPURCHASE AGREEMENTS, one of the types of investments that the Funds may make with the cash collateral received from the lending of its portfolio securities. Previously, the Trust could enter into repurchase agreements only for U.S. Government securities. Pursuant to the modification, the Trust may also enter into repurchase agreements for mortgage-related and other asset-backed securities and other corporate debt meeting certain rating standards.

    As a result of the foregoing, the last sentence of the fourth paragraph on page 17 of the prospectus and the next to last sentence of the second paragraph on page 4 of the STATEMENT OF ADDITIONAL INFORMATION, each under the heading REPURCHASE AGREEMENTS, are restated to read as follows:

        The Funds may enter into repurchase agreements for United States Government securities, mortgage-related securities (as defined in the Securities Exchange Act of 1934), other asset-backed securities rated at least AA or the equivalent, and other corporate bonds, notes or other debt instruments rated at least A or the equivalent.